Mariner Hyman Beck Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: MHBIX)

Class A Shares (Symbol: MHBAX)

Class C Shares (Symbol: MHBCX)

Supplement dated January 12, 2012

to the Prospectus dated December 16, 2011

This Supplement updates and supersedes any contrary information contained in the Prospectus dated December 16, 2011 relating to Class I shares of the Mariner Hyman Beck Fund.

Reference is made to the section titled “Summary Section” beginning on page 1 of the prospectus. The sub-section titled “Purchase and Sale of Fund Shares” on page 5 is deleted in its entirety and replaced with the following:

You may conduct transactions by mail (Mariner Hyman Beck Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha NE 68137), or by telephone at 1-855-542-4MHB (4642).  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in each share class of the Fund is $2,500, $1,000, and $100,000 for Class A, Class C, and Class I, respectively, with a minimum subsequent investment of $250, $100, and $10,000 for Class A, Class C, and Class I, respectively.

Reference is made to the section titled “Shareholder Information” beginning on page 13 of the prospectus. The sub-section titled “More About Class I Shares” on page 13 is deleted in its entirety and replaced with the following:

Class I shares may be purchased without the imposition of any sales charges.  The Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.  Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs.  In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. The minimum initial investment in Class I shares of the Fund is $100,000.  The minimum subsequent investment in Class I shares of the Fund is $10,000.

This Supplement, and the Prospectus and Statement of Additional Information both dated December 16, 2011, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated December 16, 2011, and the Supplement to the Prospectus dated January __, 2012 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-542-4MHB (4642).